May 18, 2001



Dear Shareholder:

The Annual Meeting of Shareholders of Aphton Corporation will be held on Wednesday, June 20, 2001, at 9:00 A.M. at the offices of White & Case, located at First Union Financial Center, 200 South Biscayne Boulevard, Miami, Florida 33131-2352.

The Notice of Annual Meeting and the Proxy Statement are enclosed herewith. Shareholders will be asked to elect two directors in one class. The Class 3 nominees are Philip C. Gevas and William A. Hasler whose term of office would expire at the 2004 Annual Meeting of Shareholders. Your Board of Directors recommends that you vote "for" these nominees.

Please review the Proxy Statement and at your earliest convenience sign, date and return the enclosed proxy card so that your shares will be represented at the meeting. A prepaid return envelope is enclosed for this purpose.

Yours truly,

    /s/
Philip C. Gevas
Chairman, President and Chief Executive Officer

PCG/me
encl.













                                  May 18, 2001

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  June 20, 2001

The Annual Meeting of Shareholders of Aphton Corporation, a Delaware corporation, will be held at the offices of White & Case, located at First Union Financial Center, 200 South Biscayne Boulevard, Miami, Florida 33131-2352, on Wednesday, June 20, 2001, at 9:00 A.M. for the following purposes:

(1) To elect two directors in one class to hold office until the 2004 Annual Meeting of Shareholders and thereafter until their successors are duly elected and qualified;

(2)  To transact such other business as may properly come before the meeting.

On any business day from June 6, 2001 until June 19, 2001, during ordinary business hours, shareholders may examine the list of shareholders for any purpose germane to the meeting at the Office of the Company's attorneys, White & Case, First Union Financial Center, 200 South Biscayne Boulevard, Miami, Florida 33131.

The Board of Directors has fixed the close of business on Monday, May 7, 2001, as the record date for determination of shareholders entitled to be notified and to vote at the Annual Meeting.

All stockholders are cordially invited to attend the annual meeting. To ensure your representation at the meeting the Board requests that you sign, date and return the enclosed proxy in the accompanying self-addressed, stamped envelope. Your proxy will not be used if you are present at the meeting and wish to vote your shares personally.

By Order of the Board of Directors

  /s/
Philip C. Gevas
Chairman, President and
Chief Executive Officer




                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                              OF APHTON CORPORATION

                                  June 20, 2001

                                  INTRODUCTION

This Proxy Statement is being mailed on or about May 18, 2001, to shareholders of Aphton Corporation (the "Company") in connection with the solicitation of Proxies by the Company's Board of Directors for use at the Company's Annual Meeting of Shareholders to be held on June 20, 2001, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The accompanying proxy, and all expenses incident to the solicitation, are to be paid by the Company.

The persons named in the accompanying proxy have advised the Company that they intend to vote the proxies received by them in their discretion for as many director nominees as the votes represented by such proxies are entitled to elect (see "Election of Directors"). Any shareholder may revoke his or her proxy at any time prior to its use by filing with the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date.

Only shareholders of record at the close of business on Monday, May 7, 2001, will be entitled to notice of and to vote at the meeting or any adjournments thereof. At such record date, the Company had outstanding and entitled to vote 16,199,493 shares of common stock. Each share of stock is entitled to one vote on all matters.

                             ELECTION OF DIRECTORS

The Company's Board of Directors presently consists of five directors. The persons who are elected director will hold office until the 2004 Annual Meeting of Shareholders and thereafter until their successor is duly elected, and qualified.

Set forth below is the names and principal occupations of those persons who are presently directors of the Company, and the respective number of shares of voting stock of the Company beneficially owned, directly or indirectly, by them and by all directors and officers as a group as of May 7, 2001, according to information furnished to the Company by such persons. Mr. Philip C. Gevas and Mr. William A. Hasler are the Class 3 nominees for election.
                                                       Shares
                                                      Beneficially
   Name and Principal Occupation          Year First  Owned as of   Percentage
                                       Age Elected    May 7, 2001   of Class
Philip C. Gevas, Class 3
Chairman, President and Chief
Executive Officer, Aphton Corporation   67  1981       1,859,050      11.5


William A. Hasler, Class 3
Co-Chief Executive Officer and
Vice-Chairman, Aphton Corporation       59  1991         70,000        (1)

Robert S. Basso, Class 1
President Correspondent Services
Corporation.                            56  1988         30,166        (1)

Geoorges Hibon, Class 2
Former  Chairman and Chief Executive    63  2000              -        (1)
Officer, Pasteur Merieux Connaught, NA

Nicholas John Stathis, Class 2
Attorney                                77  1994         50,000        (1)

All Directors and Officers
as a group (12 persons)                               2,227,216       13.8
____________________________
(1)  Less than 1% of total outstanding shares.

Philip C. Gevas, Chairman of the Board of Directors, President and Chief Executive Officer, has served as Director, President and Chief Executive Officer since co-founding Aphton. In addition to performing these duties and negotiating Aphton's strategic alliances, Mr. Gevas conceived and directed the development of Aphton inventions that have resulted in numerous patent awards, patents pending, and patents now in preparation. These cover treatments for colorectal, pancreatic, liver, esophageal, stomach and prostate cancers, and for GERD. After serving as an Officer in the USAF, Mr. Gevas was in the defense industry with responsibilities in management, science and engineering. Mr. Gevas has the degrees of M.E., and M.S. Mathematics (Stevens Institute of Technology) and M.S.E.E. (Ohio State University). William A. Hasler was elected Vice Chairman in October, 1996 and has been a director of the Company since October, 1991. Mr. Hasler was appointed Co-Chief Executive Officer of Aphton Corporation in July, 1998. Previously, he was the Dean of both the Graduate and Undergraduate Schools of Business at the University of California, Berkeley since 1991. Prior thereto, Mr. Hasler was Vice Chairman of KPMG Peat Marwick, responsible for management consulting worldwide. Mr. Hasler also is a director of Solectron Corporation, Walker Interactive Systems, TCSI Corporation, Tenera, Inc. and is a Public Governor of the Pacific Exchange. Mr. Basso has been a director of the Company since February, 1988. He has been employed in his present capacities with Correspondent Services Corporation since January, 1990. Prior thereto, for more than ten years, Mr. Basso was employed by Merrill Lynch as President of a wholly-owned subsidiary and in other executive management capacities. Georges Hibon was elected a director in 2000. During the previous ten years Mr. Hibon served as the Chairman and Chief Executive Officer of Pasteur Merieux Connaught, NA, Chairman of Virogenetics, and as the Senior Vice President of Pasteur Merieux Connaught, NA. Nicholas John Stathis, Esq. has been a director of the Company since January, 1994. Mr. Stathis is retired from the law firm of White & Case, where he was of counsel from 1989 to 1993. Prior to that he was partner, Botein, Hays & Sklar, from 1984 to 1989.

Directors do not receive any fees for services on the Board. Board members are reimbursed for their expenses for each meeting attended.

If for any reason either Mssrs. Gevas or Hasler should not be available as a candidate for director, an event that the Board of Directors does not anticipate, the persons named in the enclosed proxy will vote for such other candidate as may be nominated by the Board and discretionary authority to do so is included in the Proxy.

                  Committee Meetings of the Board of Directors

The Company's Board of Directors held eight general meetings and fifteen committee meetings during the year ended January 31, 2001. The Board of Directors has two standing committees: an Audit Committee, consisting of Messrs. Basso (Chairman), Hibon and Stathis; and a Compensation Committee, consisting of Messrs. Basso (Chairman) and Stathis. The Audit Committee reviews the financial statements of the Company, reviews the independent accountants' scope of engagement, performance and fees and reviews the adequacy of the Company's internal financial control procedures. This Committee held eight meetings during fiscal 2001. The Compensation Committee reviews and recommends remuneration arrangements for various key executives. This Committee held seven meetings during fiscal 2001. Each Committee member attended all of the meetings of the Committee on which he was a member during fiscal 2001.

                        The Compensation Committee Report

The Compensation Committee of the Board approves compensation objectives, policy and compensation for the Company's executive officers, including the individuals named in the Summary Compensation table below.

The Compensation Committee is comprised of Messrs. Basso and Stathis.

The Compensation Committee seeks to provide rewards which are closely linked to Company and individual performance and ensure that compensation is at a level which enables the Company to attract and retain the high quality employees it needs. In addition, the committee considers performance factors particular to each executive officer, such as the performance where such officer had responsibility and individual managerial accomplishments.

Compensation of the Chief Executive Officer

The Compensation Committee believes that Mr. Gevas' total compensation as Chief Executive Officer reflects his performance in meeting or exceeding the goals established by the Committee.

In  determining  Mr.  Gevas'  total  compensation,  the  Compensation  Committee considered the Company's overall performance and Mr. Gevas' individual performance by the measures described above for determining executive officers' compensation. It also considered the compensation and company performance of the chief executive officers of other leading companies, as well as incentives for future performance.

The Company's performance as measured in the context of the biotechnology/biopharmaceutical industry and Mr. Gevas' contributions thereto, both management and scientific, have met or exceeded the Company objectives. This performance included the structuring and negotiation with another significant pharmaceutical company for a strategic alliance. The following stock price performance graph is provided as required by the Securities and Exchange Commission. The graph compares the Company's stock price appreciation with the stock price appreciation of both the Nasdaq Composite Index and a peer group of biotechnology/ biopharmaceutical companies which, like Aphton, had an initial public offering (IPO) during 1991, and includes the measurement point as defined and required by the SEC.

The foregoing report has been furnished by the Compensation Committee consisting of Messrs. Basso (Chairman) and Stathis.

                          Stock Price Performance Graph

The following graph illustrates a comparison of the cumulative total stockholder return (change in stock price) of Aphton's Common Stock with the CRSP Total Return Index for the Nasdaq Stock Market (the Nasdaq Composite Index) and a Peer Group composed of other biotechnology/biopharmaceutical companies which had IPOs during the same year as Aphton (and are still publicly traded). The following graph commences in 1991, with a $100 investment in the Company, the Nasdaq index and the Peer Group (whose composition reflects the average of the share values as reported on the dates shown). Five year graphic comparisons are required by the Securities and Exchange Commission (SEC). An additional comparison commencing with a $100 investment in the Company, the Nasdaq index and the Peer Group at the required measurement date of January 31, 1996 is included. These graphs are not intended to forecast or be indicative of possible future performances of the Company's Common Stock.

Aphton believes that the best date for Aphton shareholders to begin comparisons is the first date of trading in the Company's stock. Aphton also believes that the best peer group for graphic comparisons is the biotechnology/ biopharmaceutical companies which, like Aphton, had IPOs during 1991 (the initial date of investments of $100). However, Aphton is not aware of any such published "third-party" index or listing; thus, the Peer Group names and graph was prepared by the Company based on data provided to Aphton by Nasdaq. The Peer Group is composed of Cygnus Therapeutic Systems, Regeneron Pharmaceuticals, Cephalon Inc., Medimmune Inc., Isis Pharmaceuticals, ImmuLogic Pharmaceutical, ICOS Corp., Cambridge NeuroScience, Genelabs Technologies, COR Therapeutics, Curative Technologies, Alkermes, Osteotech, Vertex, Genetic Therapy, IDEC Pharmaceuticals, Sepracor Inc., CellPro Inc., Alteon Inc., ImClone Systems, Magainin Pharmaceuticals and Genta. Other biotechnology/biopharmaceutical companies which had IPOs in 1991 are not included here if they no longer exist or are no longer publicly traded. Because of this, Aphton's relative stock price performance is negatively impacted from what is commonly called in the financial industry a "survivor bias."

                   1991 1/31 1/29 1/31 1/31 1/31 1/31 1/30 1/29 1/31 1/31
Period from IPO    IPO  1992 1993 1994 1995 1996 1997 1998 1999 2000 2001
Aphton Corporation  100  304  220  350  139  146  318  177  223  350  311
All US & Foreign
 on NASDAQ*         100  131  147  171  161  227  296  348  535  858  604
Biotech Peer Group  100  160  136  118   63  133  128  139  179  222  181

                                     1/31   1/31    1/30    1/29   1/31    1/31
Five years ended January 31, 2001    1996   1997    1998    1999   2000    2001
Aphton Corporation                    100     87     49      61    227     202
All US & Foreign on NASDAQ*           100    138    163     250    379     267
Biotech Peer Group                    100    180    197     253    587     479

                             Executive Compensation
The following table sets forth, for each of the last five fiscal years, the annual compensation paid by the Company, together with long-term and other compensation, for the Chief Executive Officer, the Co-Chief Executive Officer and the other highest compensated Executive Officers of the Company in all capacities in which they served.

                                                 Summary Compensation Table
                                      Annual Compensation                  Long-Term Compensation
                                 -------------------------------    --------------------------------------
                                                                            Awards              Payouts
                                                                        ----------------       -----------
                                                                                               Long-Term
                                                             Other                             Incentive
  Name, Age and Principal     Fiscal                         Annual     Restricted             Plan        All
          Position            Period                         Compen-sation Stock     Options/  Payouts($)  Other
                                End    Salary($)  Bonus($)      ($)     Award(s)($)  SARs(#)                Compen-
                                                                                                           sation
                                                                                                              ($)
-----------------------------
Philip C. Gevas (67)             2001  200,000    200,000        -           -          -          -           -
Chairman of the Board of         2000  200,000    200,000        -           -          -          -           -
Directors, President and         1999  200,000    200,000        -           -          -          -           -
Chief Executive Officer,        *1998  150,000    200,000        -           -          -          -           -
                                 1997  200,000    200,000        -           -          -          -           -

William A. Hasler (59),          2001   180,000       -          -           -          -          -           -
Vice Chairman of the Board       2000   180,000       -          -           -       150,000       -           -
of Directors and Co-Chief        1999   105,000       -          -           -          -          -           -
Executive Officer                      (Note 1)

Dov Michaeli, M.D., Ph.D.        2001  150,000      60,000       -           -          -          -           -
(62) Senior Vice President,      2000  150,000      60,000       -           -          -          -           -
Director, Medical Science        1999  150,000      60,000       -           -          -          -           -
and Chief Medical Officer       *1998  112,500      60,000       -           -          -          -           -
                                 1997  150,000      60,000       -           -          -          -           -

Paul Broome, MB., Ch.B.,         2001  135,000      30,000       -           -          -          -           -
MFPM (48)                        2000  135,000      30,000       -           -          -          -           -
Vice President and Medical       1999  135,000      30,000       -           -          -          -           -
Director for Clinical           *1998    93,750     30,000       -           -          -          -           -
Trials and Regulatory            1997  135,000      26,450       -           -          -          -           -
Affairs, Europe-Asia

Richard Ascione, Ph.D.(62)       2001  130,000      30,000       -           -          -          -           -
Vice President, Director of      2000  130,000      30,000       -           -          -
the Laboratory of Molecular      1999  125,000      25,000       -           -          -          -           -
Medicine                        *1998    87,500     25,000       -           -          -          -           -
                                 1997  125,000      25,000       -           -          -          -           -


________________________________________
Note 1.  For the seven months ended January 31, 1999
*Nine month fiscal period ended January 31, 1998

                        Option Grants in Last Fiscal Year
Warrants to purchase 36,000 shares of common stock were granted during the year ended January 31, 2001 to Georges Hibon. The following table shows the options to purchase the Company's Common Stock granted to Mr. Hibon and the potential value of such grants if the stock price were to appreciate at the rates of 5%, or 10%, compounded annually over the exercise term of the options. Also shown is the potential gain of all outstanding shares of Common Stock held by the Company's shareholders as of January 31, 2001, using the last sale price of $21.75 per share and the same appreciation rates compounded over the same period. The 5% and 10% rates of appreciation are required to be disclosed by the rules of the Securities and Exchange Commission ("SEC") and are not intended to forecast possible future actual appreciation, if any, in the Company's stock prices. The Company did not use an alternative present value formula permitted by the rules of the SEC because in the Company's view, potential future unknown or volatile factors result in there being no such formula that can determine with reasonable accuracy the present value of such option grants.
                                Percent of Total
                             Options/SARs
                             Granted to
                    Options/ Employees Exercise
                      SARs       in   or Base
                     Granted   Fiscal Price  Expiration
       Name            (#)      Year ($/Sh)    Date         5%          10%
                    ------- -------- ------- --------- ------------ -----------
Georges Hibon       36,,000     100   14.75 12/31/2015  1,094,722    2,250,153
All Stockholders    N/A         N/A   21.75  N/A      726,390,240 1,493,063,600

                   Option Exercises and Fiscal Year-End Values
The following table sets forth information concerning the unexercised options held as of the end of the fiscal year.

                  Option/SAR Exercises and Year-End Value Table

Aggregated Option/SAR Exercises in Last Fiscal Year, and FY-End Option/SAR Value

                                                                Number of Unexercised       Value of Unexercised
                                   Shares                             Options/              In-the-Money Options/
                                 Acquired on       Value          SARs at FY-End(#)         SARs at FY-End($)(1)
                                                              --------------------------
             Name                Exercise(#)    Realized($)   Exercisable  Unexercisable Exercisable  Unexercisable
Philip C. Gevas                       -              -          600,000         -        $4,220,000         -
                                                                           ------------

William A. Hasler                  15,000        $110,625       171,000                  $1,197,000         -

Dov Michaeli, M.D, Ph.D.           100,000      $2,175,000      270,000         -        $1,890,000         -

Richard Ascione, Ph.D.                -              -             -          50,000          -          $350,000

Paul Broome, MB., Ch.B., MFPM         -              -             -          50,000          -          $350,000

(1) Market value of shares covered by in-the-money options on January 31, 2001, less option exercise price. Options are in-the-money if the market value of the shares covered thereby is greater than the option exercise price. The market value is the closing price at January 31, 2001, as quoted by Nasdaq.

                Long-Term Incentive Plans - Awards in Fiscal Year
No long-term incentive plan awards were granted during the year ended January 31, 2001.
                             Audit Committee Report
The Audit Committee of the Board of Directors is comprised of three outside directors and held eight meetings during the year ended January 31, 2001. All of the members of the Committee possess financial literacy and Mssrs. Basso and Hibon possess financial expertise by virtue of their experience as senior officers with financial oversight.

The Audit Committee met with the independent public accountants and management to assure that management and the independent public accountants were carrying out their respective responsibilities. The Committee reviewed the performance and fees of the independent public accountants and met with them to discuss the scope and results of their audit work, including the adequacy of internal controls and the quality of the financial reporting. The Committee discussed with the independent public accountants their judgments regarding the quality and acceptability of the Company's accounting principles and underlying estimates. The Committee discussed with and received a letter from the independent public accountants confirming their independence. The independent public accountants had full access to the Committee, including regular meetings without the Chief Executive Officer or the Co-Chief Executive Officer present. Additionally, the Committee reviewed and discussed the audited financial statements with management and recommended to the Board of Directors that these financial statements be included in the Company's Form 10-K filing with the Securities and Exchange Commission.

The foregoing report has been furnished by the Audit Committee which consists of Messrs. Basso (Chairman), Hibon and Stathis.

As part of its duties, the Audit Committee also considered whether the provision of services other than audit services during the year ended January 31, 2001 by Ernst & Young LLP, the Company's independent public accountants, is compatible with maintaining the accountants' independence. The Board of Directors, upon recommendation of its Audit Committee, composed of independent members of the Board, has appointed Ernst & Young LLP as independent accountants for the Company for the fiscal period ended December 31, 2001. In taking this action, the members of the Board and the Audit Committee considered carefully Ernst & Young LLP's performance for the Company in that capacity since its appointment in 2000, its independence with respect to the services to be performed and its general reputation for adherence to professional auditing standards.

Fees for all services provided by Ernst & Young LLP for the fiscal year ended January 31, 2001 are as follows: Fees for the last annual audit were approximately $26,000, all other audit related serivces were approximately $3,000 and nonaudit services of zero. Audit related services generally include fees for pension and statutory audits, business acquisitions, accounting consultations, internal audit, and SEC registration statements.

It is anticipated that a representative from Ernst & Young LLP, the Company's independent accountants, will be available to answer questions raised at the Annual Meeting of Shareholders and will be afforded the opportunity to make any statements the representative may desire to make.

                             Audit Committee Charter
The Purpose of the Audit Committee

The purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the company's financial reporting, internal control and audit functions. Management is responsible for the preparation, presentation and integrity of the company's financial statements, accounting and financial reporting principles, internal controls and procedures designed to assure compliance with accounting standards, applicable laws and regulations. The company's independent auditing firm is responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards. The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent auditor, nor can the Committee certify that the independent auditor is "independent" under applicable rules. The Committee serves a board-level oversight role in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with the auditors and the experience of the Committee's members in business, financial and accounting matters.

Membership
The Audit Committee is comprised of at least three directors who meet the independence and qualification requirements as provided in the applicable
Marketplace Rules of The Nasdaq Stock Market. Appointment to the Committee, including the designation of the Chair of the Committee, shall be made on an annual basis by the full Board.

Responsibilities
The Audit Committee:
>> and the Board of Directors have ultimate authority and responsibility to select, evaluate and, when appropriate, replace the independent auditor. The Audit Committee recommends the selection and the discharge of the independent auditor to the Board of Directors. The independent auditor, in its capacity as an independent public accounting firm, is to be informed that it is responsible to the Board of Directors and the Audit Committee as representatives of the stockholders.

>> on at least an annual basis obtains from the independent auditor a formal written statement delineating all relationships between the independent auditor and the company, consistent with standards set by the Independence Standards Board. The Audit Committee discusses with the independent auditor relationships and services that in the view of the Committee may affect auditor objectivity or independence. If the Committee is not satisfied with the auditor's assurances of independence, the Committee takes or recommends to the full Board appropriate action to ensure the independence of the independent auditor.

>> reviews the audit fee, the independent auditor's non-audit services and factors related to the independence of the auditor such as the extent to which non-audit services have been performed.

>> meets with the independent auditors to review their audit plans, the audit scope, and the results of their audit work with regard to the adequacy and appropriateness of the accounting and financial controls of the corporation.

>> reviews annually the performance of the independent auditor in executing these plans and meeting their objectives.

>> reviews the use of auditors other than the independent auditor in cases such as management's request for second opinions.

>> reviews with the independent auditor its judgments as to the quality, not just the acceptability, of the company's accounting principles and such matters as are required to be discussed with the Committee under generally accepted auditing standards.

>> reviews and discusses with management the audited financial statements, management's evaluations of the company's internal controls, overall quality of the company's financial reporting, related auditor views and the basis for audit conclusions, and, if deemed appropriate, recommends to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year.

>> reviews and discusses management and independent auditor presentations to the Audit Committee with regard to various topics and events that may have significant financial impact or are the subject of discussions between management and the independent auditor.

>> reviews matters related to the corporate compliance activities of the corporation.

>> reviews and reassesses the adequacy of its charter annually and determines whether to recommend to the full Board if the Audit Committee charter should be reaffirmed or modified.

>> publishes the report required by the rules of the Securities and Exchange Commission to be included in the company's annual proxy statement.

>> when appropriate, is authorized to designate one or more of its members to perform certain of its duties on its behalf, subject to such reporting to or ratification by the Committee as the Committee shall direct.

The Chairman of the Audit Committee is to be contacted directly by the independent auditor (1) to review items of a sensitive nature that can impact the accuracy of financial reporting or (2) to discuss significant issues relative to the overall Board responsibility that have been communicated to management but, in their judgment, have not been adequately addressed.

                             Principal Shareholders
To the Company's knowledge, except as hereinafter described, no single shareholder of record owned or beneficially owned, as of May 7, 2001, more than 5% of the Company's common stock. As of May 7, 2001, Cede & Co., a nominee of securities depositories for various segments of the financial industry, held approximately 11,200,000 shares, representing approximately 69% of the Company's outstanding common stock, none of which was owned beneficially by Cede & Co. The Company believes that each of the entities or individuals named below beneficially owns 5% or more of the Company's common stock, based on a review of filings made with the SEC.

          Name and Address of
            Beneficial Owner           Number of Shares   % of Common Stock

Salomon Smith Barney Holdings, Inc        2,546,606             15.7
388 Greenwich Street
Legal Dept, 20th Floor
New York, New York 10013

Philip C. Gevas                           1,859,050             11.5
P. O. Box 1049
Woodland, CA 95776

Richard L. Littenberg, M.D.                 846,250              5.2
P. O. Box 1049
Woodland, CA 95776

Robert J. Scibienski, Ph.D.               1,413,800              8.7
P. O. Box 1049
Woodland, CA 95776

All Executive Officers and                2,227,216             13.8
Directors as a group (10 persons)

                              Shareholder Proposals

If a shareholder intends to have a proposal presented at the next Annual Meeting of Shareholders, such a proposal must be received by the Company at its principal executive offices prior to December 31, 2001.

                                  Miscellaneous

The Board of Directors knows of no other matters that are likely to come before the meeting. If any such matters should properly come before the meeting, however, it is intended that the persons named in the accompanying form of proxy will vote such proxy in accordance with their best judgment on such matters.

By Order of the Board of Directors

    /s/
Philip C. Gevas
Chairman and Secretary